UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 11, 2016

Annaly Capital Management, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13447	22-3479661
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 12, 2016, Annaly Capital Management, Inc. (“Annaly”) completed the previously announced acquisition of Hatteras Financial Corp. (“Hatteras”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 10, 2016, by and among Annaly, Hatteras and Ridgeback Merger Sub Corporation, a Maryland corporation and wholly-owned subsidiary of Annaly (“Purchaser”).

As previously disclosed, pursuant to the Merger Agreement, on May 5, 2016, Purchaser and Annaly commenced an exchange offer (the “Offer”) to purchase all of Hatteras’ issued and outstanding shares of common stock, par value $0.001 per share (the “Hatteras Common Shares”).  In the Offer, subject to the terms and conditions and limitations set forth in the Merger Agreement, each Hatteras Common Share accepted by Purchaser was exchanged for the right to receive, at the election of the holder thereof (subject, in the case of elections of the All-Cash Consideration or All-Stock Consideration, to the proration procedures described in the Merger Agreement):

•                  $5.55 in cash and 0.9894 shares of Annaly common stock (the “Mixed Consideration”);

•                  $15.85 in cash (the “All-Cash Consideration”); or

•                  1.5226 shares of Annaly common stock (the “All-Stock Consideration”).

Holders of Hatteras Common Shares who tendered into the Offer but did not make a valid election received the Mixed Consideration for their Hatteras Common Shares.

The Offer expired at 5:00 p.m., Eastern Time, on July 11, 2016 (the “Expiration Time”).  Computershare, the depositary and exchange agent for the Offer, advised Annaly that, as of the Expiration Time, a total of 70,066,823 Hatteras Common Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which tendered Hatteras Common Shares represented approximately 74.12% of the issued and outstanding Hatteras Common Shares.  Purchaser accepted for payment and exchange all such Hatteras Common Shares validly tendered and not validly withdrawn.

On July 12, 2016, pursuant to the terms of the Merger Agreement and in accordance with Section 3-106.1 of the Maryland General Corporation Law, Hatteras merged with and into Purchaser (the “Merger”), with Purchaser continuing as the surviving corporation.  At the effective time of the Merger (the “Effective Time”), each Hatteras Common Share that was outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer was converted into the right to receive (i) the Mixed Consideration, (ii) the All-Cash Consideration or (iii) the All-Stock Consideration, subject in each case to the election procedures and, in the case of elections of the All-Cash Consideration or All Stock Consideration, to the proration procedures described in the Merger Agreement.

At the Effective Time, each share of Hatteras 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share (“Hatteras Preferred Share”), that was outstanding as of immediately prior to the Effective Time was converted into one share of Annaly 7.625 Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series E Preferred Shares”), which has the rights, preferences, privileges and voting powers substantially the same as a Hatteras Preferred Share immediately prior to the Effective Time.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On July 12, 2016, Annaly filed with the State Department of Assessments and Taxation of the State of Maryland articles supplementary setting forth the terms of the Series E Preferred Shares (“Articles Supplementary”).  The terms of the Series E Preferred Shares have been previously described under the section entitled “Description of Annaly Capital Stock—Description of Annaly Series E Preferred Stock” of the Registration Statement on Form S-4 (File No. 333-211140) filed by Annaly with the Securities and Exchange Commission (“SEC”) on May 5, 2016, as amended, which section is hereby incorporated by reference.  Upon issuance of the Series E Preferred Shares, as more fully described in the Articles Supplementary, the Series E Preferred Shares will rank, with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of Annaly’s affairs, senior to all classes or series of Annaly common stock, and to any other class or series of Annaly stock expressly designated as ranking junior to the Series E Preferred Shares.

The foregoing description of the Articles Supplementary is qualified in its entirety by the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this report is incorporated herein by reference.

Item 8.01 Other Events.

On July 12, 2016, Annaly issued a press release announcing the expiration and results of the Offer, and the anticipated consummation of the Merger.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.  The financial statements of Hatteras required by Item 9.01(a) to this Current Report on Form 8-K are incorporated herein by reference to Hatteras’ Annual Report on Form 10-K for the year ended December 31, 2015 and to Hatteras’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

(b) Pro Forma Financial Information.  The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K is incorporated hereby by reference to the unaudited pro forma condensed combined balance sheet as of March 31, 2016 and the unaudited pro forma condensed combined statement of earnings for the three months ended March 31, 2016 and the year ended December 31, 2015, in each case included in Annaly’s Registration Statement on Form S-4/A filed by Annaly with the SEC on July 1, 2016.

(d) Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, by and among Annaly Capital Management, Inc., Ridgeback Merger Sub Corporation and Hatteras Financial Corp., dated as of April 10, 2016 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Annaly on April 11, 2016).

3.1

Articles Supplementary designating Annaly’s 7.625% Series E Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (incorporated by reference to Exhibit 3.12 to the Form 8-A filed by Annaly on July 12, 2016).

23.1	Consent of Ernst & Young LLP.

99.1	Press release, dated July 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

	By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Chief Financial Officer

Dated: July 12, 2016

Exhibit Number	Description

2.1

Agreement and Plan of Merger, by and among Annaly Capital Management, Inc., Ridgeback Merger Sub Corporation and Hatteras Financial Corp., dated as of April 10, 2016 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Annaly on April 11, 2016).

3.1

Articles Supplementary designating Annaly’s 7.625% Series E Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share (incorporated by reference to Exhibit 3.12 to the Form 8-A filed by Annaly on July 12, 2016).

23.1	Consent of Ernst & Young LLP.

99.1	Press release, dated July 12, 2016.